Exhibit (ii)

ICI MUTUAL INSURANCE COMPANY, a Risk Retention Group INVESTMENT COMPANY BLANKET BOND RIDER NO. 14

INSURED		BOND NUMBER
Eaton Vance Management		00125109B

EFFECTIVE DATE	BOND PERIOD	AUTHORIZED REPRESENTATIVE

See Below	September 1, 2009 to September 1, 2010	/s/ John T. Mulligan

In consideration of the premium charged for this Bond, it is hereby understood and agreed that the name of the Insured(s) identified below and in Item 1 of the Declarations, Name of Insured, shall change as of the effective date indicated.

EFFECTIVE DATE
o AMT-Free Limited Maturity Municipals Fund
o Eaton Vance California Limited Maturity Municipals Fund
o Eaton Vance Massachusetts Limited Maturity Municipals Fund
o Eaton Vance National Limited Maturity Municipals Fund
o Eaton Vance New Jersey Limited Maturity Municipals Fund
o Eaton Vance New York Limited Maturity Municipals Fund
o Eaton Vance Pennsylvania Limited Maturity Municipals Fund
each a series of Eaton Vance Investment Trust

are changed to:	December 1, 2009

o AMT-Free Limited Maturity Municipal Income Fund
o Eaton Vance California Limited Maturity Municipal Income Fund
o Eaton Vance Massachusetts Limited Maturity Municipal Income Fund
o Eaton Vance National Limited Maturity Municipal Income Fund
o Eaton Vance New Jersey Limited Maturity Municipal Income Fund
o Eaton Vance New York Limited Maturity Municipal Income Fund
o Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund
each a series of Eaton Vance Investment Trust

EFFECTIVE DATE
o	Eaton Vance Alabama Municipals Fund
o	Eaton Vance Arizona Municipals Fund
o	Eaton Vance Arkansas Municipals Fund
o	Eaton Vance California Municipals Fund
o	Eaton Vance Colorado Municipals Fund
o	Eaton Vance Connecticut Municipals Fund
o	Eaton Vance Georgia Municipals Fund
o	Eaton Vance Kentucky Municipals Fund
o	Eaton Vance Louisiana Municipals Fund
o	Eaton Vance Maryland Municipals Fund
o	Eaton Vance Massachusetts Municipals Fund
o	Eaton Vance Michigan Municipals Fund
o	Eaton Vance Minnesota Municipals Fund
o	Eaton Vance Missouri Municipals Fund
o	Eaton Vance National Municipals Fund
o	Eaton Vance New Jersey Municipals Fund
o	Eaton Vance New York Municipals Fund
o	Eaton Vance North Carolina Municipals Fund
o	Eaton Vance Ohio Municipals Fund
o	Eaton Vance Oregon Municipals Fund
o	Eaton Vance Pennsylvania Municipals Fund
o	Eaton Vance Rhode Island Municipals Fund
o	Eaton Vance South Carolina Municipals Fund
o	Eaton Vance Tennessee Municipals Fund
o	Eaton Vance Virginia Municipals Fund
each a series of Eaton Vance Municipals Trust

are changed to:		December 1, 2009

o	Eaton Vance Alabama Municipal Income Fund
o	Eaton Vance Arizona Municipal Income Fund
o	Eaton Vance Arkansas Municipal Income
o	Eaton Vance California Municipal Income Fund
o	Eaton Vance Colorado Municipal Income Fund
o	Eaton Vance Connecticut Municipal Income Fund
o	Eaton Vance Georgia Municipal Income Fund
o	Eaton Vance Kentucky Municipal Income Fund
o	Eaton Vance Louisiana Municipal Income Fund
o	Eaton Vance Maryland Municipal Income Fund
o	Eaton Vance Massachusetts Municipal Income Fund
o	Eaton Vance Michigan Municipal Income Fund
o	Eaton Vance Minnesota Municipal Income Fund
o	Eaton Vance Missouri Municipal Income Fund
o	Eaton Vance National Municipal Income Fund
o	Eaton Vance New Jersey Municipal Income Fund
o	Eaton Vance New York Municipal Income Fund
o	Eaton Vance North Carolina Municipal Income Fund

o	Eaton Vance Ohio Municipal Income Fund
o	Eaton Vance Oregon Municipal Income Fund
o	Eaton Vance Pennsylvania Municipal Income Fund
o	Eaton Vance Rhode Island Municipal Income Fund
o	Eaton Vance South Carolina Municipal Income Fund
o	Eaton Vance Tennessee Municipal Income Fund
o	Eaton Vance Virginia Municipal Income Fund
each a series of Eaton Vance Municipals Trust

EFFECTIVE DATE
o Eaton Vance Insured Municipals Fund
o Eaton Vance High Yield Municipals Fund
o Eaton Vance Kansas Municipals Fund
o Eaton Vance Tax-Advantaged Bond Strategies
each a series of Eaton Vance Municipals Trust II

are changed to:		December 1, 2009

oEaton Vance Insured Municipal Income Fund
o Eaton Vance High Yield Municipal Income Fund
o Eaton Vance Kansas Municipal Income Fund
o Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund
each a series of Eaton Vance Municipals Trust II

EFFECTIVE DATE
o Eaton Vance AMT-Free Municipals Fund
a series of Eaton Vance Mutual Funds Trust

is changed to:		December 1, 2009

oEaton Vance AMT-Free Municipal Income Fund
a series of Eaton Vance Mutual Funds Trust

EFFECTIVE DATE
o Eaton Vance-Atlanta Capital Large-Cap Growth Fund, a series of:
Eaton Vance Growth Trust
December 1, 2009
is changed to:

o Eaton Vance-Atlanta Capital Focuse Growth Fund, a series of:
Eaton Vance Growth Trust

EFFECTIVE DATE

Large-Cap Growth, a series of:
Eaton Vance Portfolios
December 1, 2009
is changed to:

Focused Growth, a series of:
Eaton Vance Portfolios

Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.